SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[X]  Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ] Definitive proxy statement [ ] Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            NUWAVE TECHNOLOGIES, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


       ------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing party:

          ----------------------------------------------------------------------
     (4)  Date filed:

          ----------------------------------------------------------------------

                            NUWAVE TECHNOLOGIES, INC.

                               ONE PASSAIC AVENUE
                           FAIRFIELD, NEW JERSEY 07004

                                -----------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 19, 1999

TO THE STOCKHOLDERS OF NUWAVE TECHNOLOGIES, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of NUWAVE Technologies, Inc., a Delaware corporation (the "Company"), will be held on March 19, 1999 at the law offices of Dechert Price & Rhoads, 30 Rockefeller Plaza, 23rd Floor, New York, New York, at 10:00 a.m., local time, to consider and act upon the following matters:

     1. To ratify the Company's private placement (the "Private Placement") of equity securities between May 19, 1998 and June 9, 1998 pursuant to which the following equity securities were issued:

     (a)  2,742,904 shares of Common Stock;

     (b) 2,057,207 Class A Redeemable Warrants of the Company to purchase 2,057,207 shares of Common Stock; and

     (c) 18.2 Unit Warrants of the Company to purchase (i) 688,084 shares of Common Stock and (ii) 516,068 Class A Redeemable Warrants to purchase 516,068 shares of Common Stock.

     2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     The Board of Directors of the Company has fixed the close of business on February 3, 1999 as the record date for determination of the holders of Common Stock entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Only holders of record of Common Stock of the Company at the close of business on such date (the "Stockholders") shall be entitled receive notice of and to vote at the Special Meeting and any adjournments or postponements thereof. In connection with the ratification of the Private Placement, the Board of Directors of the Company has determined that the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting and entitled to vote, excluding the shares of Common Stock issued in the Private Placement or issuable upon exercise of warrants issued in the Private Placement ("Private Placement Shares"), will be required to ratify the Private Placement. Such voting requirement affords holders of non-Private Placement Shares the opportunity for post effective ratification of the Private Placement. A complete list of Stockholders is open to the examination of any Stockholder for any purpose germane to the meeting, during ordinary business hours, at the offices of the Company located at One Passaic Avenue, Fairfield, New Jersey 07004.

     All Stockholders are cordially invited to attend the Special Meeting.

                                           By Order of the Board of Directors,


Fairfield, New Jersey                      Gerald Zarin
__________   __, 1999                      President and Chief Executive Officer


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                            NUWAVE TECHNOLOGIES, INC.

                               ONE PASSAIC AVENUE
                           FAIRFIELD, NEW JERSEY 07004
                                  973-882-8810

                                -----------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 19, 1999

                                -----------------

TO THE STOCKHOLDERS:                                         _________  __, 1999

     This Proxy Statement has been prepared and is furnished by the Board of Directors of NUWAVE Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for a Special Meeting of Stockholders (including any adjournments or postponements thereof, the "Special Meeting") of the Company to be held on March 19, 1999 at the law offices of Dechert Price & Rhoads, 30 Rockefeller Plaza, 23rd Floor, New York, New York, at 10:00 a.m., local time.

     It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to the Stockholders (as defined below) on or about February 16, 1999.

     Only holders of record (the "Stockholders") of the Company's common stock, $.01 par value (the "Common Stock"), on the books of the Company at the close of business on February 3, 1999 (the "Record Date") are entitled to vote at the Special Meeting and any adjournments or postponements thereof. On that date, there were 8,356,389 issued and outstanding shares of Common Stock entitled to vote at the Special Meeting. Each Stockholder is entitled to one vote for each share of Common Stock registered in that person's name on the books of the Company on the Record Date on all business to come before the Special Meeting. With respect to the proposal for ratification of the Private Placement, holders of shares issued in the Private Placement or issuable upon exercise of warrants issued in the Private Placement ("Private Placement Shares") shall not be entitled to vote such Private Placement Shares. Because the Company's Common Stock is listed on the NASDAQ SmallCap Market, the Company is subject to The Nasdaq Stock Market, Inc.'s ("Nasdaq") corporate governance rules, including Marketplace Rule 4310(c)(25)(H) (the "Nasdaq Rule"). In connection with the
Private Placement, the Company retained counsel to advise it on the legal aspects of the Private Placement, including the regulatory requirements under the Nasdaq rules. The Company was not advised and was therefore unaware that it was required to obtain stockholder approval of the Private Placement prior to the issuance of securities in the Private Placement, as is required by the Nasdaq Rule. Because the Nasdaq Rule requires prior approval of the Private Placement, proper ratification can only be obtained if the Private Placement Shares are not entitled to vote. As such, only holders of record of the 5,613,485 shares of Common Stock which were issued prior to the Private Placement shall be entitled to vote with respect to the proposal. If the Company does not obtain shareholder ratification, the Nasdaq will issue a notice of delisting and a hearing may be held to determine whether to delist the Company from the Nasdaq SmallCap Market.

     If a Stockholder cannot be present in person at the Special Meeting, the Board of Directors of the Company requests such Stockholder to execute and return the enclosed proxy as soon as possible. The person who signs the proxy must be either (i) the registered Stockholder of such shares of Common Stock or
(ii) a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity on behalf of such registered Stockholder. A Stockholder who has given a proxy may revoke it at any time before it is voted at the Special Meeting by giving written notice of revocation to the Secretary of the Company, by submitting a proxy bearing a later date, or by attending the Special Meeting and voting in person. Any such notice or subsequent proxy should be sent to NUWAVE Technologies, Inc., One Passaic

Avenue, Fairfield, New Jersey 07004; Attention: Secretary. Attendance at the Special Meeting will not by itself constitute revocation of a proxy.

     The Company is paying all costs of the solicitation of proxies, including the expenses of printing and mailing to the Stockholders this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and the enclosed proxy. The Company has retained Innisfree M&A Incorporated ("Innisfree") to solicit proxies in connection with the Special Meeting. For such services, the Company has agreed to pay Innisfree a fee of $9,500.00. In addition, if Innisfree is requested to make calls to, or receive calls from, individual record holders or non-objecting beneficial owners, the Company will pay Innisfree $5.50 per each such call. The Company has also agreed to reimburse Innisfree for costs and expenses incurred in connection with the distribution and mailing of solicitation materials

     The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission (the "Commission"), in sending proxies and proxy materials to the beneficial owners of the Company's Common Stock. Officers or employees of the Company may also solicit proxies in person, or by mail, telegram or telephone, but such persons will receive no compensation for such work, other than their normal compensation as such officers or employees.

                         PURPOSE OF THE SPECIAL MEETING

     At the Special Meeting, the Stockholders will consider and vote upon:

     (1) the ratification of the Company's private placement (the "Private Placement") of equity securities between May 19, 1998 and June 9, 1998 pursuant to which the following equity securities were issued:

     (a)  2,742,904 shares of Common Stock;

     (b) 2,057,207 Class A Redeemable Warrants of the Company to purchase 2,057,207 shares of Common Stock; and

     (c) 18.2 Unit Warrants of the Company to purchase (i) 688,084 shares of Common Stock and (ii) 516,068 Class A Redeemable Warrants to purchase 516,068 shares of Common Stock; and

     (2) such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

                             VOTE REQUIRED; PROXIES

     The presence in person or by proxy of holders of a majority of the shares of Common Stock outstanding and entitled to vote as of the Record Date, excluding the Private Placement Shares, is required for a quorum at the Special Meeting. For purposes of ratifying the Private Placement, the Board of Directors of the Company has determined that, if a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting and entitled to vote, excluding the Private Placement Shares, will be required to ratify the Private Placement. The Board of Directors believes that such voting requirement affords holders of non-Private Placement Shares the opportunity for post effective ratification of the Private Placement. For all other matters submitted to the Stockholders at the Special Meeting, if a quorum is present, the affirmative vote of the holders of a majority of the shares represented at the meeting and entitled to vote is required for approval. Abstention votes will have the effect of a vote against such above described matters.

     Shares of Common Stock which are represented by properly executed proxies, unless such proxies shall have previously been properly revoked, will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted (1) FOR the ratification of the Private Placement and (2) in the discretion of the persons named in the proxies as proxy appointees as to any other matter that may properly come before the Special Meeting.

     Shares held by brokers and other Stockholder nominees may be voted on certain matters but not others. This can occur, for example, when the broker or nominee does not have the discretionary authority to vote shares of Common Stock and is instructed by the beneficial owner thereof to vote on a particular matter but is not instructed on other matters. These are known as "non-voted" shares. Non-voted shares will be counted for purposes of determining whether there is a quorum at the meeting, but with respect to the matters as to which they are "non-voted," they will have no effect upon the outcome of the vote thereon.

     You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below is based on information obtained from the persons named below with respect to the shares of Common Stock beneficially owned, as of December 31, 1998 (except as noted below), by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and directors of the Company as a group.

                                             AMOUNT AND NATURE OF           PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP(1)   OUTSTANDING SHARES OWNED(2)
-----------------------------------------   -----------------------   ---------------------------

Gerald Zarin                                       781,334                       9.0%
       36 Troy Drive
       Short Hills, NJ 07078(3)

Edward Bohn                                         46,833                          *
       322 Broadway
       Pompton Lakes, NJ 07442(4)

Lyle Gramley                                        33,334                          *
       12901 Three Sisters Road
       Potomac, MD 20854(5)

Joseph A. Sarubbi                                   48,334                          *
       3221 S. Ocean Blvd., Suite 908
       Highland Beach, FL 33487(5)

Don Legato                                          76,667                          *
       2 West Close Street
       Moorestown, NJ 08057(6)

Jeremiah F. O'Brien                                 62,500                          *
       525 W. 236th St., #5-F
       Riverdale, NY 10463(7)

Robert Webb                                         83,334                          *
       298 Stanton Mountain Rd.
       Lebanon, NJ 08833(8)

Helen Burgess                                      577,854                       6.9%
       40 E. 30th St., 10th Fl.
       New York, NY 10016

David Kwong                                        459,718                       5.5%
       13694 Fremont Pines Road
       Los Altos, CA 94022(5), (9), (10)

                                       6


Bruce Meyers                                     1,335,013                      15.1%
       17 State Street
       New York, NY 10004(11), (12), (13)

Peter Janssen                                    1,132,311                      12.9%
       17 State Street
       New York, NY 10004(14), (15), (16)

Janssen-Meyers Associates, L.P.                    562,042                       6.3%
       17 State Street
       New York, NY 10004(17)

All executive officers and directors as a        1,132,336                      12.6%
group (7 persons)(18)

* Less than 1%.

(1) The number of shares of Common Stock beneficially owned by each person is determined in accordance with the rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares of Common Stock which the individual has the right to acquire within 60 days after December 31, 1998 through the exercise of any stock option or other right. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) The number of shares deemed outstanding includes shares outstanding as of December 31, 1998 plus any shares subject to options and warrants held by the person in question that are currently exercisable within 60 days after December 31, 1998.

(3) Includes 328,334 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of outstanding options.

(4) Includes 41,833 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of outstanding options.

(5) Includes 13,334 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of outstanding options.

(6) Includes 76,667 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of outstanding options.

(7) Includes 55,000 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of outstanding options. Also includes 2,500 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of outstanding warrants held by Mr. O'Brien's wife. As to these 2,500 shares, Mr. O'Brien disclaims beneficial interest.

(8) Includes 83,334 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of outstanding options.

(9) David Kwong, a former director of the Company, owns approximately 21.6% of Prime's stock. Mr. Kwong is a director of Prime. Mr. Kwong disclaims beneficial interest in the Company's Common Stock owned by Prime.

(10) Includes 231,117 shares of the Company's Common Stock owned by Prime, as to which Mr. Kwong disclaims beneficial interest. See footnote 9 above.

(11) Includes (i) 202,703 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of Class A Redeemable Warrants, (ii) 171, 427 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of Unit Warrants and (iii) 128,571 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of the Class A Redeemable Warrants which underlie the Unit Warrants.

(12) Bruce Meyers is a principal of Janssen-Meyers. Mr. Meyers disclaims beneficial interest in the Company's Common Stock beneficially owned by Janssen-Meyers.

(13) Includes 562,042 shares of the Company's Common Stock beneficially owned by Janssen-Meyers, as to which Mr. Meyers disclaims beneficial interest. See footnote (12) above and footnote (17) below.

(14) Includes (i) 115,831 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of Class A Redeemable Warrants, (ii) 171, 427 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of Unit Warrants and (iii) 128,571 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of the Class A Redeemable Warrants which underlie the Unit Warrants.

(15) Peter Janssen is a principal of Janssen-Meyers. Mr. Janssen disclaims beneficial interest in the Company's Common Stock beneficially owned by Janssen-Meyers.

(16) Includes 562,042 shares of the Company's Common Stock beneficially owned by Janssen-Meyers, as to which Mr. Janssen disclaims beneficial interest. See footnote (15) above and footnote (17) below.

(17) Includes (i) 321,165 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of Unit Warrants and (ii) 240,877 shares that may be acquired within 60 days after December 31, 1998, upon the exercise of the Class A Redeemable Warrants which underlie the Unit Warrants.

(18) See footnotes (1) through (8) above.

                                  THE PROPOSAL

                      RATIFICATION OF THE PRIVATE PLACEMENT

     The Board of Directors unanimously recommends the ratification of the Company's Private Placement of equity securities between May 19, 1998 and June 9, 1998 pursuant to which the following equity securities were issued:

     (a)  2,742,904 shares of Common Stock;

     (b) 2,057,207 Class A Redeemable Warrants of the Company to purchase 2,057,207 shares of Common Stock; and

     (c) 18.2 Unit Warrants of the Company to purchase (i) 688,084 shares of Common Stock and (ii) 516,068 Class A Redeemable Warrants to purchase 516,068 shares of Common Stock.

THE PRIVATE PLACEMENT

     On May 11, 1998, the Company entered into a placement agency agreement (the "Placement Agency Agreement") with Janssen-Meyers Associates, L.P. ("Janssen-Meyers") pursuant to which Janssen-Meyers agreed to act as the Company's placement agent in a private placement to certain "accredited investors," as defined under Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act"), of not less than 25 and not more than 70 Units (as defined below) of the Company, as such maximum number of Units could be increased by the Chief Executive Officer or Chief Financial Officer of the Company. Each Unit was to consist of (i) a number of shares of Common Stock determined by dividing the purchase price per Unit of $100,000 by, for the initial closing of the Private Placement, $2.59, and, for each subsequent closing, the lesser of (x) $3.20 and (y) 80% of the Average Closing Bid Price (as defined below), and (ii) Class A Redeemable Warrants to purchase seventy-five percent (75%) of the number of shares of Common Stock determined in
(i) above at an exercise price of $3.235. The "Average Closing Bid Price" was to be the average closing bid price for the Common Stock for the eight consecutive trading days immediately preceding the date of a closing of the Private Placement.

     Under the Placement Agency Agreement, the Company agreed to pay to Janssen-Meyers, for its services as the placement agent of the Units, a commission of 10% of the gross proceeds from the sale of the Units, as well as a 3% non-accountable expense allowance and reimbursement for other costs, including legal expenses related to the Private Placement, subject to receipt by the Company of appropriate documentation. The Company also agreed to grant to Janssen-Meyers Unit Warrants to purchase 25% of the number of Units sold in the Private Placement, exercisable until May 11, 2003, at a price per Unit equal to the offering price per Unit of $100,000.

     On May 19, 1998 the initial closing of the Private Placement took place. The aggregate subscription amount was $5,070,483.41 resulting in the sale of
50.7 Units. The per share purchase price for the Common Stock was $2.59. A total of 1,957,727 shares of Common Stock and 1,468,318 Class A Redeemable Warrants were issued. The net proceeds to the Company were $4,347,831.57.

     On May 21, 1998 the second closing of the Private Placement took place. The aggregate subscription amount was $783,713.07 resulting in the sale of 7.837 Units. The per share purchase price for the Common Stock was $3.06. A total of 256,120 shares of Common Stock and 192,093 Class A Redeemable Warrants were issued. The net proceeds to the Company were $681,831.37.

     On May 27, 1998 the third closing of the Private Placement took place. The aggregate subscription amount was $625,900 resulting in the sale of 6.259 Units. The per share purchase price for the Common Stock was $2.903. A total of 215,613 shares of Common Stock and 161,713 Class A Redeemable Warrants were issued. The net proceeds to the Company were $535,896.75.

     On June 1, 1998 the fourth closing of the Private Placement took place. The aggregate subscription amount was $273,750.00 resulting in the sale of 2.738 Units. The per share purchase price for the Common Stock was $2.61. A total of 104,890 shares of Common Stock and 78,667 Class A Redeemable Warrants were issued. The net proceeds to the Company were $237,389.50.

     On June 4, 1998 the fifth closing of the Private Placement took place. The aggregate subscription amount was $201,700.00 resulting in the sale of 2.017 Units. The per share purchase price for the Common Stock was $2.50. A total of 81,101 shares of Common Stock and 60,826 Class A Redeemable Warrants were issued. The net proceeds to the Company were $175,480.00.

     On June 9, 1998 the sixth and final closing of the Private Placement took place. The aggregate subscription amount was $325,000 resulting in the sale of
3.25 Units. The per share purchase price for the Common Stock was $2.55. A total of 127,453 shares of Common Stock and 95,590 Class A Redeemable Warrants were issued. The net proceeds to the Company were $278,474.65.

     The aggregate amount of the subscriptions for all six closings was $7,280,546.48, resulting in the sale of 72.801 units. In the aggregate, a total of 2,742,904 shares of Common Stock and 2,057,207 Class A Redeemable Warrants were issued. The aggregate net proceeds to the Company were approximately $6,112,950. The Company is using such net proceeds for working capital, including research and development.

     The aggregate amount which the Company paid to Janssen-Meyers for all six closings, pursuant to the Placement Agency Agreement, was $728,054.65 as commission and $218,416.39 as non-accountable expense allowance. In addition, pursuant to the Placement Agency Agreement, the Company granted to Janssen-Meyers, in the aggregate, 18.2 Unit Warrants to purchase (i) 688,084 shares of Common Stock and (ii) 516,068 Class A Redeemable Warrants to purchase 516,068 shares of Common Stock.

COMPLIANCE WITH NASDAQ CORPORATE GOVERNANCE RULES

     Because the Company's Common Stock is listed on the NASDAQ SmallCap Market, the Company is subject to Nasdaq's corporate governance rules, including the Nasdaq Rule which provides, among other things, that in connection with a transaction other than a public offering, an issuer must obtain stockholder approval for the sale or issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. Because the securities offered in the Private Placement represented greater than 20% of the common stock outstanding before the issuance and they were issued at a price lower than market value, the Company was required to obtain stockholder approval prior to such issuance.

     In connection with the Private Placement, the Company retained counsel to advise it on the legal aspects of the Private Placement including the regulatory requirements under the Nasdaq rules. The Company was not advised and was therefore unaware that it was required to obtain stockholder approval of the Private Placement, as is required by the Nasdaq Rule. Consequently, the Private Placement was effected in violation of the Nasdaq Rule. On December 2, 1998, the Company received a letter from Nasdaq ("Nasdaq's December 2, 1998 Letter") informing the Company of its violation of the Nasdaq Rule and requesting a proposal to remedy the violation. On December 4, 1998, December 11, 1998 and December 17, 1998, the Company responded by stating, among other things, the following: First, the Company's failure to obtain stockholder approval of the Private Placement was unintentional and inadvertent. The Company was simply not aware of such stockholder approval requirement. Second, the Board of Directors of the Company has always been scrupulous in following proper corporate governance procedures. The Board would not have gone forward with the Private Placement without stockholder approval had it known that the absence of stockholder approval would violate the Nasdaq Rule. Third, without being aware of the need for stockholder approval, the Board of the Directors of the Company, the majority of which are independent, approved the Private Placement because the proceeds from the Private Placement were an integral part of the Company's ability to implement its business plans. Without the proceeds from the Private Placement, the Company would not have had sufficient funds to implement its business plans. Fourth, the Company disclosed the issuance of the securities in the Private Placement and other material matters relating thereto in its public filings with the Commission, namely its Current Report on Form 8-K filed on June 11, 1998 and its Proxy

Statement on Schedule 14A filed on June 8, 1998. In addition, on May 21, 1998, the Company issued a press release relating to the Private Placement. Finally, to remedy the violation of the Nasdaq Rule, the Company proposed to call a special meeting of its stockholders as soon as practicable to ratify the Private Placement.

     The Special Meeting will be held on March 19, 1999 and this proposal to ratify the Private Placement is being made in order to remedy the Company's violation of the Nasdaq Rule.

     On January 25, 1999, the Company received a letter from Nasdaq (the "Nasdaq's January 25, 1999 Letter"), informing the Company that obtaining stockholder ratification of the Private Placement is necessary for the Company to avoid the delisting of the Company's securities from the Nasdaq SmallCap Market. In addition, such ratification will show that the Company's stockholders agree with the Company that the Private Placement was necessary for the Company to implement its business plans and that it was in the best interests of the Company's then existing stockholders. Without the proceeds from the Private Placement, the Company would not have had sufficient funds to implement its business plans.

     Nasdaq's January 25, 1999 Letter indicates that should the Company fail to obtain stockholder ratification of the Private Placement, the Company will be sent a formal delisting letter. In such case, the Company intends to request a delisting hearing and vigorously oppose the delisting of its securities from the Nasdaq SmallCap Market. However, there is no assurance that the Company would be successful in such hearing. The Company believes that if its securities are delisted, the market liquidity for its securities, including the Common Stock, would be severely affected and a significant diminution in the value of stockholder investment would necessarily follow. This, in turn, could materially adversely affect the Company's ability to realize its long term objectives.



          FOR THE ABOVE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE PRIVATE PLACEMENT

                            DESCRIPTION OF SECURITIES

General

     The Company is authorized by its Articles of Incorporation, as amended, to issue 20,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), which Preferred Stock may be issued with such rights, designations and privileges as the Board of Directors may from time to time determine. As of the date hereof, there were 8,356,389 shares of Common Stock issued and outstanding and no shares of Preferred Stock outstanding.

     The following summary descriptions are, to the extent applicable, qualified in their entirety by reference to the Company's Articles of Incorporation, as amended.

Common Stock

     The holders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors then up for election. The holders of Common Stock are entitled to receive ratably such dividends when, as and if declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining which are available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of Common Stock, as such, have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock. All of the outstanding shares of Common Stock are validly issued, fully paid and nonassessable.

Class A Redeemable Warrants

     The following discussion is a summary of certain terms and provisions of the Class A Redeemable Warrants contained in the Warrant Agreement, dated May 15, 1998, between the Company and American Stock Transfer & Trust Company (the "Warrant Agreement"). As such, it is qualified in its entirety by reference to the Warrant Agreement which was filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the Commission on June 11, 1998.

     Each Class A Redeemable Warrant entitles the holder to purchase one share of Common Stock at any time until May 11, 2003 at an exercise price of $3.24 (the "Exercise Price"), subject to adjustment in certain circumstances to prevent dilution. The Class A Redeemable Warrants may be exercised in whole or in part, at any time and from time to time until May 11, 2003 through a cash or cashless exercise. Unless exercised, the Class A Redeemable Warrants will automatically expire on May 11, 2003.

     Under the Warrant Agreement, the Company agreed to use its best effort to file a registration statement under the Securities Act, registering the Class A Redeemable Warrants and the shares of Common Stock underlying the Class A Redeemable Warrants, upon demand, after December 9, 1998, and use its best efforts to have the registration statement declared effective by the Commission as soon as possible thereafter (the "Effective Date"). In the event the registration statement is not declared effective within 60 days after a demand for registration, the then number of Class A Redeemable Warrants shall be increased by two percent (2%), effective as of the end of such 60 day period and by an additional two percent (2%) on each one month anniversary thereafter, until such time that the number of Class A Redeemable Warrants should equal 120% of the original number of Class A Redeemable Warrants. The Company agrees to keep the registration statement effective until expiration of the Class A Redeemable Warrants.

     The Class A Redeemable Warrants are subject to redemption by the Company at $.01 per Class A Redeemable Warrant at any time commencing 12 months after the Effective Date, or earlier with the prior written consent of Janssen-Meyers, on not less than 30 days prior written notice to the holders of the Class A Redeemable Warrants, provided the average closing bid quotation of the Common Stock as reported on the Nasdaq SmallCap

Market, if traded thereon, or, if not traded thereon, the average closing bid quotation of the Common Stock if listed on a national securities exchange (or other reporting system that provides last sale prices), has been at least 250% of the then current Exercise Price of the Class A Redeemable Warrants, for a period of 30 consecutive trading days ending on the day prior to the date on which the Company gives notice of redemption. The Class A Redeemable Warrants will be exercisable until the close of business on the day immediately preceding the date fixed for redemption.

     The Class A Redeemable Warrants were originally issued between May 19, 1998 and June 9, 1998 in connection with the Company's Private Placement in which Janssen-Meyers acted as the Company's placement agent.

Unit Warrants

     The following discussion is a summary of certain terms and provisions of the Unit Warrants contained in the Placement Agent's Unit Purchase Warrant Agreement, dated as of May 19, 1998, between the Company and Janssen-Meyers (the "Unit Purchase Warrant Agreement"). As such, it is qualified in its entirety by reference to the Unit Purchase Warrant Agreement which was filed as Exhibit 10.5 to the Company's Current Report on Form 8-K filed with the Commission on June 11, 1998.

     Each Unit Warrant entitles the holder to purchase one Unit (as defined below) at any time until May 11, 2003 at an exercise price of $100,000, subject to adjustment in certain circumstances to prevent dilution. Each Unit consist of shares of Common Stock and Class A Redeemable Warrants. The Unit Warrants may be exercised in whole or in part, at any time and from time to time until May 11, 2003 through a cash or cashless exercise. Unless exercised, the Unit Warrants will automatically expire on May 11, 2003.

     Under the Unit Purchase Warrant Agreement, the Company agreed to file a registration statement under the Securities Act as expeditiously as possible, upon demand after December 9, 1998, but in any event no later than 60 days following receipt of such demand, to register the following securities: (i) the Unit Warrants, (ii) the Common Stock underlying the Unit Warrants, (iii) the Class A Redeemable Warrants underlying the Unit Warrants and (iv) the Common Stock underlying the Class A Redeemable Warrants which underlie the Unit Warrants. The Company agreed to use its best efforts to have the registration statement declared effective at the earliest possible time. In addition, all registered holders of the above described securities have the right to participate, or "piggyback," in certain registrations initiated by the Company. The Unit Warrants are not redeemable by the Company.

     The Unit Warrants were originally issued between May 19, 1998 and June 9, 1998 in connection with the Company's Private Placement in which Janssen-Meyers acted as the Company's placement agent.

Dividends

     To date, the Company has not declared or paid any dividends on its Common Stock. The payment by the Company of dividends, if any, is within the discretion of the Board of Directors and will depend on the Company's earnings, if any, its capital requirements and financial condition, as well as other relevant factors. The Board of Directors does not intend to declare any dividends in the foreseeable future, but instead intends to retain earnings for use in the Company's business operations.

Transfer Agent and Warrant Agent

     The transfer agent for the Common Stock is, and the warrant agent for the Class A Redeemable Warrants is, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York.

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

     The following discussion should be read in conjunction with the financial statements and related notes, and the other financial information, included elsewhere in this Proxy Statement.

General

     The Company is a development stage enterprise organized in July 1995. The Company develops and intends to manufacture and market products which improve picture quality in set-top boxes, televisions, VCR's, DVD's, camcorders and other video devices by enhancing and manipulating video signals. In July 1996, the Company completed an initial public offering ("IPO") of its Common Stock and public warrants ("Public Warrants") from which it received net proceeds of $9,538,428 and repaid $2,000,000 principal amount of promissory notes issued in a previous financing. On February 11, 1998, the Company received net proceeds of $859,347 for issuance of 253,485 shares of its Common Stock to Profutures Special Equities Fund, L.P. ("Profutures"). The Company also issued warrants to purchase up to 100,000 shares of its Common Stock to Profutures. In addition, the Company may issue "Puts" to Profutures over a two year period whereby Profutures shall purchase a minimum of $1,000,000 up to a maximum of $5,000,000 of the Company's Common Stock (valued at 88% of the market value thereof). Puts are for a minimum of $250,000 and a maximum of $750,000 with certain restrictions applying beginning with the second Put. On May 11, 1998, the Company entered into the Placement Agency Agreement with Janssen-Meyers to act as the Company's placement agent in a private equity placement whereby the Company issued 2,742,904 shares of its Common Stock and 2,057,207 Class A Redeemable Warrants between May 19, 1998 and June 9, 1998 for net proceeds of $6,112,950. See "Management's Discussion and Analysis or Plan of Operation--Liquidity and Capital Resources."

     At the time of the initial public offering of the Company's Common Stock in July 1996, the Company had produced and tested fully operational working prototypes of the following (together, the "Initial Products"):

o an operational prototype of an analog video processor which significantly enhances video picture quality;

o an operational prototype of another video enhancement device which combined the analog video processor with digitally based frame extrapolation video noise reduction circuits for use in national television standard codes or phase alternate lines;

o an operational prototype of a time base corrector providing for analog to digital conversion and the synchronization of up to 3 video sources; and

o an initial prototype of a video editing "studio" mounted on printed circuit boards.

     Subsequent to the IPO, the Company established the Advanced Engineering Group to support the continuing development of its products and related technology, and the identification of additional sources of new technology. The Advanced Engineering Group is made up of the Company's own employees and third party consultants who work with the Company on a project by project basis. The Advanced Engineering Group operates under the direction of the Company's Vice President-Engineering (prior to September 1998, it operated under the direction of the Company's Vice President-Marketing/Technical Development). The Company utilizes its Advanced Engineering Group to create products and technology independent of the "Licensed Product" and "Licensed Process" as outlined in the Exclusive Worldwide License Agreement, dated July 21, 1995 (the "License Agreement") that the Company entered into with Rave Engineering Corporation ("Rave"). These independently developed products and technology include the NUWAVE Video Processor ("NVP"), a significant amount of the software included in each of its products and new circuitry to allow certain of the products to be produced as application specific integrated circuit ("ASICs"). The Advanced
Engineering Group also developed a software product called "Softsets" which provides end users and manufacturers who use the NUWAVE Video Processor in their products with an option to manipulate the attributes of video images to their own tastes or standards. Utilizing this technology, the Company has developed the ProWave NVP 2.2, a product for the professional video market, that is currently available as a stand-alone unit or a PC board with software. The Advanced Engineering Group is also currently developing a commercial video retail product also utilizing the NVP technology.

     The Company intends to produce the NVP in the form of an ASIC chip in accordance with a customer's specific application requirements supported by firm commitments rather than producing and inventorying ASIC chips in anticipation of applications required by customers in the future. In this regard, the Company contracted with Adaptive Micro-Wave Inc. ("Adaptive"), an engineering firm specializing in engineering product management, to provide necessary technical support and manage this process under the Company's direction. The Company also contracted with The Engineering Consortium ("TEC"), a specialized design engineering group, to complete the design work necessary to convert the Company's current NVP PC board design to ASIC specifications and contracted with Zentrum Mikroelectronik Dresden GmbH ("ZMD"), a fabricator and manufacturer of integrated circuits, for production of the ASIC. The Company recently completed the final design layout of the ASIC chip and sent it to the foundry at ZMD and expects production of such ASIC chip to begin in the Spring of 1999.

     The Company has significantly scaled back its research and development, and marketing and related activities with respect to all other existing or proposed products in order to concentrate its resources on the continued development and marketing of its Softsets and NVP products (i.e., ASIC chip for the original equipment manufacturers ("OEM") market, the ProWave NVP 2.2 in the stand alone unit and PC board version for the professional video market and the consumer video retail version). The Company believes this product strategy will allow it to take full advantage of the growth opportunity presented by the converging PC, television, HDTV and telecommunication markets, which the Company believes to be quite significant. The Company anticipates this strategy will also allow it to conserve its resources and at the same time maximize the benefits to be derived from introducing these products into these converging and expanding markets.

     As of September 30, 1998 the Company had accumulated a deficit during the development stage of $12,160,360 which includes a net loss for the nine months ended September 30, 1998 of $2,970,804. The Company has had limited sales of its products to date ($19,941 cumulative through September 30, 1998, primarily representing sales of the Company's products for demonstration purposes ). The loss for the nine months ended September 30, 1998 included $1,799,078 in general and administrative expenses, representing a decrease of $54,393 compared to the nine-month period ended September 30, 1997. This decrease included a reduction in sales and marketing costs of $364,027 discussed more fully below and a $70,000 decrease in payments made to Prime Technologies, Inc. ("Prime") pursuant to the Exclusive Agency Agreement ("Agency Agreement") between the Company and Prime dated July 21, 1995. See "Management's Discussion and Analysis or Plan of Operation--Liquidity and Capital Resources." Such decreases were substantially offset by increases resulting from the Company's planned growth and expansion including increased personnel and payroll costs ($16,840), professional and legal services ($175,650), insurance costs ($29,747), investor relations ($73,870), travel and entertainment costs ($23,140), office rent ($12,547), recruiting costs ($40,000) and other ($7,840). Although the Company anticipates deriving some revenue from the sale of its proprietary software (Softsets) and the NVP products during 1999, no assurance can be given that these products will be successfully marketed during such period. Even if revenues are produced from the sale of such products, the Company expects to continue to incur losses for at least the next 12 months. See "Management's Discussion and Analysis or Plan of Operation--Liquidity and Capital Resources."

Marketing and Sales

     In anticipation of production of its NVP ASIC chip, the Company has been conducting sales presentations of the NVP and Softsets to prospective OEM customers world wide (i.e., original equipment manufacturers of set top boxes, televisions, VCR's, DVD's and other video output devices). The availability of the completed ASIC chip is directly related to the Company's ability to generate OEM orders. Although the Company is unable to predict whether its marketing efforts will be successful, it believes that its products have been well received. In 1998, the Company entered into a multi-year supply agreement with Thomson Consumer Electronics ("Thomson") for the purchase of its NVP ASIC chip. Thomson has recently informed the Company that their development of the product expected to utilize the NVP ASIC chip has not yet been completed and therefore orders are not expected to begin until 2000.

     During the second quarter of 1998, the Company opened a sales and engineering office in Osaka, Japan to maintain on-going discussions, provide in-person demonstrations of the Company's technology and directly participate in technical due diligence sessions with potential customers who are evaluating the Company's technology. During the third quarter of 1998, the Company opened a sales and engineering office in Beijing, China for its products and technology to be sold into the Chinese domestic market, which is equal in size to the U.S. market.

     The Company is currently developing retail products for consumers who have TV's and do not have a NUWAVE enabled product but want to improve the picture quality of their home viewing. The Company's CWave Division will market these products. The Company has determined that the most effective way to introduce this product into the retail marketplace during 1999 is to work through distributors who will manufacture and sell to retailers, including those with whom they are currently doing business. The Company is in the process of identifying a qualified distributor with whom it hopes to establish a strategic partnership to help expedite the introduction of the retail products to the market in 1999. During 1997, the Company formed its ProWave Division for sales and marketing of the ProWave NVP 2.2 and related products to the professional video market (e.g., security surveillance systems) and began selling limited quantities (primarily for demonstration purposes until the ASIC chip is available to replace the more expensive PC board) of its first commercial product, the ProWave NVP 2.2.

     During 1997, the Company contracted with professional sales consultants to establish the development of the Company's sales organization managed by the Vice President of Sales. In this regard, the Company has contracted with Competitive Technologies, Inc. ("CTI") to assist it in the development of the Company's OEM business. CTI, for over twenty six years, has been in the business of taking R&D and technology companies and introducing them to the major companies specializing in their respective markets. The Company also has contracts with several individuals and organizations that will act in a commissioned sales representation capacity regarding the Company's products.

     During 1997, the Company had contracted with a professional marketing communications firm to assist in the development and implementation of a program to develop market awareness and commercialization of its products. This program included development of Company and product brochures and press kits, product specification sheets, development of a Company booth for use at trade shows, attendance at key trade shows, mailers, the production of corporate videos for use at sales presentations, development of and placement of advertisements in key industry journals, etc. The developmental costs relating to these programs were substantially incurred during 1997 and as a result such expenditures for the first nine months of 1998 were reduced by approximately $364,027 compared to the first nine months of 1997. During the nine-month period ended September 30, 1998 costs included $21,204 for professional sales and marketing consultants compared to $218,887 for the nine-month period ended September 30, 1997; $99,853 for advertising and public relations compared to $298,014 for the nine months ended September 30, 1997; $8,283 for trade shows compared to $53,761 for the nine months ended September 30, 1997; and $77,294 relating to the offices in Japan and China opened in 1998. The Company is continually reviewing its needs with a view to maximizing efficiency while conserving its resources.

Research and Development

     For a discussion of the Company's research and development activities carried out by its Advanced Engineering Group, see "Management's Discussion and Analysis or Plan of Operation--General."

     Research and development activity with respect to the Company's Initial Products was carried out by Rave prior to July 21, 1995, the date upon which the Company and Rave entered into the License Agreement and the Development Agreement, dated July 21, 1995 (the "Development Agreement"). The Company's Initial Products were based on technology originated by Rave prior to the Company's organization and licensed to the Company by

Rave pursuant to the License Agreement. Although it was the Company's intention to utilize Rave as its primary source for research and development activities, the Company has become dissatisfied with Rave's performance under the Development Agreement and has found it necessary to utilize its Advanced
Engineering Group as its primary means for product development. On October 1, 1998 the three year term of the Development Agreement between the Company and
Rave expired. The Company paid Rave an aggregate of (i) $2,731,906 for development services ("Development Service Payments"), (ii) $507,012 for equipment which was supposed to be used in conjunction with development services which were required and (iii) $125, 913 for materials intended to be used in conjunction with the development services. The Company has also guaranteed an additional $109,632 for related equipment lease payments to be made on Rave's behalf.

     Concurrent with the research and development undertaken by the Advanced Engineering Group, the Company retained patent counsel in 1996 to prosecute a patent application on the video clarity circuit provided by Rave ( the "Rave Clarity Circuit"), which, of the Initial Products, the Company had identified as the most likely candidate for immediate commercial exploitation. The Company was informed in January, 1998, that (a) such application had been rejected, and (b) such initial rejections by the United States Patent and Trademark Office ("Patent office") are not uncommon. The claims in the application were modified and the application was resubmitted twice. Both times it was again rejected by the Patent Office on the grounds that the Rave Clarity Circuit was identical to a circuit that was the subject of a prior United States patent issued to a third party (the "Prior Art"). The Company has determined not to proceed with further prosecution of the patent application on the Rave Clarity Circuit. The Company acquired the exclusive rights to the Prior Art in August 1998.

     In July 1998, the Company's representatives conducted a "Technical Audit" of the consulting and development services (not limited to the Rave Clarity Circuit) that Rave was to have performed under the License Agreement and the Development Agreement. The Company concluded, on the basis of the Technical Audit and the information regarding the Prior Art, that Rave had not performed the required services and misled the Company about its ability to perform them, and about Rave's ownership of the technology licensed to the Company.

     The Development Service Payments also satisfied the Company's payment obligations under the License Agreement between the Company and Rave which gave the Company exclusive rights to the "Licensed Product" and "Licensed Process" (each as defined therein) for the three year term of the Development Agreement. Commencing October 1, 1998, the Company did not pay Rave $65,000 per month under the License Agreement thereby giving Rave the right, which was exercisable by giving notice to the Company prior to November 2, 1998, to convert the Company's rights to the "Licensed Product" and "Licensed Process" into that of a non-exclusive licensee. Rave failed to give such notice in the specified time and the Company believes it retains exclusive rights to the "Licensed Product" and "Licensed Process."

     On November 13, 1998, pursuant to the provisions of the License Agreement and the Development Agreement, the Company commenced an arbitration proceeding under the American Arbitration Association Rules of Patent Arbitration against Rave and Randy Burnworth. Such proceeding seeks (a) damages for the injuries to the Company caused by Rave's and Burnworth's breaches of their contractual and common law obligations to the Company, including but not limited to those referred to above, and (b) a declaration that, among other things, Rave is not entitled to any royalties or other payments with respect to the Company's technology and that the Company continues to have exclusive license rights to the "Licensed Product" and "Licensed Process" under the License Agreement.

     Rave has informed the Company that the Company is obligated to pay Rave (a) $65,000 per month under the License Agreement for at least the 12-month period ending September 30, 1999 and (b) $380,000 for purchases and leases of equipment under the Development Agreement. Management believes that these claims are without merit and will vigorously contest them; accordingly, no additional liability has been recorded for such claims. However, there can be no assurances that such claims will not result in the Company incurring a liability.

Manufacturing

     The Company does not contemplate that it will directly manufacture any of its products. It intends to contract with third parties to manufacture its proposed NVP and Softsets. It also may license to third parties the rights to manufacture the products, either through direct licensing, OEM arrangements or otherwise.

     The Company intends to produce the NVP ASIC chip in accordance with a customer's specific application requirements supported by firm commitments rather than producing and inventorying ASIC chips in anticipation of applications required by customers in the future. In this regard, the Company contracted with Adaptive to provide necessary technical support and manage this process under the Company's direction, contracted with TEC to complete the design work necessary to convert the Company's current NVP PC board design to ASIC specifications and contracted with ZMD for production of the ASIC. The Company anticipates producing the initial ASIC in the Spring of 1999.

Employees

     The Company has ten full-time employees and, depending on its level of business activity, expects to hire additional employees in the next 12 months, as needed, to support marketing and sales, manufacturing and research and development.

Liquidity and Capital Resources

     From its inception until the IPO, the Company relied for all of its funding ($2,900,000 in cash plus the cancellation of the notes in the principal amount of $350,000) on private sales of its debt and equity securities ("Private Financings"). In July 1996, the Company completed its IPO and received net proceeds of $9,538,428. The Company used $2,073,652 of the net proceeds of the IPO to repay the principal and interest on the outstanding notes issued to investors in connection with the Private Financings.

     On February 6, 1998, the Company entered into a two-year agreement with Profutures whereby the Company issued 253,485 shares of its Common Stock for an aggregate purchase price of $1,000,000. In addition, subject to certain conditions, the agreement provides that, from time to time over the life of the agreement, the Company shall issue "Puts" to Profutures whereby the Company shall issue for each Put and Profutures shall purchase, at the Company's option, shares of the Company's Common Stock for a minimum of $250,000 and a maximum of $750,000. The total aggregate value of the Puts over the life of the agreement must be a minimum of $1,000,000 and cannot exceed $5,000,000. The purchase price of the Common Stock will be at 88% of the fair market value of the Common Stock at the time of the Put. The following restrictions, among others, apply beginning with the second Put: 1) there must be 20 business days between Puts;
2) the average daily trading volume in the Company's Common Stock for the 30 trading days prior to the Put date must be at least 20,000 shares; 3) the minimum bid price for the Company's Common Stock on the trading day immediately preceding the Put date must be at least $2.50; and 4) unless Profutures agrees otherwise, no Put can be made which causes Profutures to own more than 9.9% of the Company's then outstanding Common Stock.

     In connection with the agreement, the Company issued to Profutures warrants to purchase an aggregate of 50,000 shares of Common Stock at a purchase price of $6.41 per share and supplemental warrants to purchase an aggregate of 50,000 shares of Common Stock at a purchase price of $3.95 per share. The warrants may be exercised at any time beginning August 6, 1998 and ending 3 years thereafter. The supplemental warrants may be exercised at any time beginning April 19, 1998 and ending 5 years thereafter.

     On May 11, 1998, the Company entered into the Placement Agency Agreement with Janssen-Meyers to act as the Company's placement agent in a private equity placement whereby the Company issued to certain accredited investors, as defined under Regulation D as promulgated under the Securities Act of 1933, as amended (the "Securities Act"), 2,742,904 shares of the Company's Common Stock and 2,057,207 Class A Redeemable Warrants between May 19, 1998 and June 9, 1998 for an aggregate purchase price of $7,280,546. Each Class A Redeemable Warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price per share of $3.24, subject to adjustment upon the occurrence of certain events to prevent dilution, at any time during the period commencing on June 9, 1998 and expiring on May 11, 2003. The Class A Redeemable Warrants are subject to redemption by the Company at $.01 per warrant 12 months after the effective date of a registration statement covering the Class A Redeemable Warrants on not less than 30 days prior written notice to the holders of the Class A Redeemable Warrants, provided the average closing bid price of the Common Stock has been at least 250% of the then current exercise price of the Class A Redeemable Warrants for a period of thirty consecutive trading days ending on the day prior to the day on which the Company gives notice of redemption. The Class A Redeemable Warrants will be exercisable until the close of business on the day immediately preceding the date fixed for redemption.

     Janssen-Meyers received for acting as placement agent a commission of 10% ($728,055) of the gross proceeds from the sale of the Common Stock and Class A Redeemable Warrants, as well as a 3% non-accountable expense allowance ($218,416) and reimbursement of other costs, including legal expenses relating to the offering ($77,171). In addition, Janssen-Meyers received as part of its compensation Unit Warrants, exercisable until May 11, 2003, to purchase up to
(i) 688,084 shares of the Company's Common Stock at a price per share ranging from $2.50 to $3.06 and (ii) 516,068 Class A Redeemable Warrants to purchase up to 516,068 shares of the Company's Common Stock at a price per share of $3.24.

     As indicated earlier, the Company has developed products and technology independent of the "Licensed Product" and "Licensed Process" covered by the License Agreement with Rave and believes that a substantial portion of its future sales will not include "Licensed Product" and "Licensed Process." Pursuant to the terms of the Agency Agreement between the Company and Prime, Prime will receive 35% of net sublicensing fees received by the Company with respect to the first $50,000,000 of aggregate net sales of "Licensed Product," "Licensed Process" and "Results of Development" (as defined in the Development Agreement) made by the Company's sublicensees, after subtracting any royalty payments made to Rave pursuant to the License Agreement, and any other licensing expenses, and thereafter 45%. Prime will also receive up to an additional $1,500,000 of which (i) $400,000 has been paid in accordance with the terms of the Agency Agreement, (ii) $400,000 is payable out of the Company's first sublicensing fees of "Licensed Product," "Licensed Process" and "Results of Development," and (iii) $700,000 is payable out of the Company's portion of sublicensing royalties when net sublicensing sales of "Licensed Product," "Licensed Process" and "Results of Development" exceed $200,000,000.

     The Company has determined to concentrate its resources and product strategy on the sale of its Softsets and NVP products and therefore the Company anticipates that its available cash will be sufficient to satisfy its contemplated cash requirements for at least through the next twelve months.

Plan of Operation

     The Company's plan of operation over the next 12 months focuses primarily on the final phase of the development of its ASIC chip, marketing and sales of its Softsets and NVP products in the OEM, professional video and retail markets and the continued effort necessary to support the sales and marketing of these products.

     The Company anticipates, based on its current proposed plans and assumptions relating to its operations, that it has sufficient cash to satisfy the estimated cash requirements of the Company for the next 12 months. In the event of unanticipated expenses, delays or other problems beyond this period, the Company might be required to seek additional funding . In addition, in the event that the Company receives a larger than anticipated number of initial purchase orders upon introduction of Softsets and the NVP products, it may require resources greater than its available cash or than are otherwise available to the Company. In such event, the Company may be required to raise additional capital. There can be no assurance that such additional capital will be available to the Company if needed, on commercially reasonable terms or at all.

     The Company's future performance will be subject to a number of business factors, including those beyond the Company's control, such as economic downturns and evolving industry needs and preferences, as well as the level of competition and the ability of the Company to successfully market its products and technology. There can be no assurance that the Company will be able to successfully implement a marketing strategy, generate significant revenues or achieve profitable operations. In addition, because the Company has had only limited operations to date, there can be no assurance that its estimates will prove to be accurate or that unforeseen events will not occur.

Year 2000

     The Company recognizes the need to ensure that its operations and systems (including information technology ("IT") and non-information technology ("non-IT") systems) will not be adversely affected by year 2000 hardware and software issues. The year 2000 problem is the result of computer programs being written using two digits (rather than four) to define the applicable years. Any of the company's programs that have time-sensitive software may recognize the date using "00" as the year 1900 rather than the year 2000, which could result in miscalculations or system failures. The Year 2000 problem affects the Company's installed computer systems, software applications and other business systems that have time sensitive programs.

     The Company has conducted a review of its IT and non-IT systems to identify those systems that could be affected by the Year 2000 problem. Modifications to the Company's systems as a result of the findings have been completed. Testing of these modifications was completed January 31, 1999. In addition, the Company has contacted its major supplier (the fabricator/manufacturer of its ASIC chip) to verify that the systems that the major supplier uses are or will be Year 2000 compliant. If the Company's major supplier or others with whom the Company does business experience problems related to the Year 2000 issue, the Company's business, financial condition or results of operations could be materially adversely affected. Based on its current estimates and information currently available, the Company does not anticipate that the costs associated with Year 2000 compliance issues will be material to the Company's financial position or results of operations.

     The Company believes that its Year 2000 project will allow it to be Year 2000 compliant in a timely manner. There can be no assurances, however, that the Company's information systems or those of a third party on which the Company relies will be year 2000 compliant by the year 2000. An interruption of the Company's ability to conduct its business due to a Year 2000 readiness problem could have a material adverse affect on the Company's business, operations or financial condition. There can be no guarantee that the Company's Year 2000 goals or expense estimates will be achieved, and actual results could differ.

Recent Accounting Pronouncements

     In June 1997, the Financial Accounting Standards Board ("FASB") issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS No. 131"), which establishes standards for reporting information about operating segments in annual financial statements. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS No. 131 was adopted by the Company on December 31, 1998. The Company does not expect the adoption of SFAS No. 131 to have an impact on the presentation of the Company's results of operations, financial position or cash flows.

     In February 1998, FASB issued SFAS No. 132, "Employees' Disclosures about Pension and Other Postretirement Benefits" ("SFAS No. 132"), which revises employers' disclosures about pension and other postretirement benefit plans. SFAS No. 132 does not change the measurement or recognition of those plans. SFAS No. 132 is effective for fiscal years beginning after December 15, 1997. The Company does not expect the adoption of SFAS No. 132 to have an impact on the Company's results of operations, financial position or cash flows.

     In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SOP 98-1"). SOP 98-1 is effective for financial statements for years beginning after December 15, 1998. SOP 98-1 provides guidance over accounting for computer software developed or obtained for internal uses including the requirement to capitalize specified costs and amortization of such costs. The Company does not expect the adoption of this standard to have a material effect on the Company's capitalization policy.

     In April 1998, AICPA issued SOP 98-5, "Reporting on the Costs of Start-up Activities" ("SOP 98-5"). SOP 98-5, which is effective for fiscal years beginning after December 15, 1998, provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start up activities and organization costs to be expensed as incurred. As the Company has expensed these costs historically, the adoption of this standard is not expected to have a significant impact on the Company's results of operations, financial position or cash flows.

     In June 1998, FASB issued SFAS No. 133, "Accounting for Derivatives and Hedging Activities" ("SFAS 133"), which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. The Company does not expect the adoption of this statement to have a significant impact on the Company's results of operations, financial position or cash flows.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On February 11, 1998, PricewaterhouseCoopers, LLP ("Coopers"), the independent accounting firm that audited the financial statements of the Company during fiscal year 1996, was dismissed by the Company. Coopers' report on the Company's financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was neither qualified nor modified as to uncertainty, audit scope or accounting principles. In addition, during the Company's two most recent fiscal years and any subsequent interim period preceding such dismissal, there were no disagreements with Coopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Coopers, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     Effective February 11, 1998, the Company has engaged Richard A. Eisner & Company, LLP ("Eisner & Company") as its new independent accountants for the fiscal year 1998. Eisner & Company audited the Company's financial statements for the fiscal year 1997. The decision to change accountants was approved by the Board of Directors of the Company at a meeting of the Board of Directors of the Company on February 4, 1998.

     Representatives of Eisner & Company ("Representatives") are expected to be present at the Special Meeting. The Representatives will have the opportunity to make a statement, although they are currently not expected to do so. The Representatives are expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     The next annual meeting of stockholders of the Company is expected to be held on _______ __, 1999. Any stockholder who wishes to present a proposal for action at such meeting must comply with the applicable rules and regulations of the Commission then in effect and the Company's By-Laws. In accordance with regulations issued by the Commission, stockholder proposals intended for presentation at the next annual meeting of stockholders must be received by the Secretary of the Company no later than ___________ __, 1999 if such proposals are to be considered for inclusion in the Company's proxy statement for the next annual meeting of stockholders.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matters to be presented at the Special Meeting other than the matters described herein and does not intend to bring any other matters before the meeting. However, if any other matters should come before the meeting, or any adjournments or postponements thereof, the persons named in the proxies will have discretionary authority to vote all proxies in accordance with their best judgment.

                                           NUWAVE TECHNOLOGIES, INC.



                                           By GERALD ZARIN,
                                           President and Chief Executive Officer


IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO FILL IN, SIGN, DATE AND RETURN THE ENCLOSED PROXY.

                            NUWAVE TECHNOLOGIES, INC.

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 19, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY

     The undersigned, revoking all prior proxies, hereby appoint(s) Gerald Zarin and Jeremiah F. O'Brien, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of common stock, par value $0.01 per share, of NUWAVE TECHNOLOGIES, INC. (the "Company"), which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the law offices of Dechert Price & Rhoads, 30 Rockefeller Plaza, 23rd Floor, New York, New York, on Friday, March 19, 1999 at 10:00 a.m., local time, and at any adjournment or postponement thereof (the "Meeting").

     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournment or postponement thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or at any adjournment or postponement thereof, will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

                 PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY
                  IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

1. To ratify the Private Placement Agency of the Company's securities which occurred between May 19, 1998 and June 9, 1998.

     [  ]  FOR    [  ]  AGAINST     [  ]   ABSTAIN




Dated: _______________ , 1999                      -----------------------------
                                                   Signature


                                                   -----------------------------
                                                   Signature if held jointly

Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.